                                                                               .
                                                                               .
                                                                               .
                                                                  Exhibit(g)(16)


                            FORM OF AMENDED EXHIBIT A

                                       to

                                CUSTODY AGREEMENT

FUND                                                                   EFFECTIVE DATE
----                                                                   --------------
ING EQUITY TRUST
    ING Convertible Fund                                                June 9, 2003
    ING Disciplined LargeCap Fund                                       June 9, 2003
    ING Equity and Bond Fund                                            June 9, 2003
    ING Financial Services Fund                                         June 9, 2003
    ING Growth Opportunities Fund                                       June 9, 2003
    ING LargeCap Growth Fund                                            June 9, 2003
    ING Large Company Value Fund                                        June 9, 2003
    ING MidCap Opportunities Fund                                       June 9, 2003
    ING MidCap Value Fund                                               June 9, 2003
    ING Principal Protection Fund                                       June 2, 2003
    ING Principal Protection Fund II                                    June 2, 2003
    ING Principal Protection Fund III                                   June 2, 2003
    ING Principal Protection Fund IV                                    June 2, 2003
    ING Principal Protection Fund V                                     June 2, 2003
    ING Principal Protection Fund VI                                    June 2, 2003
    ING Principal Protection Fund VII                                    May 1, 2003
    ING Principal Protection Fund VIII*                                July 10, 2003
    ING Real Estate Fund                                                June 9, 2003
    ING SmallCap Opportunities Fund                                     June 9, 2003
    ING SmallCap Value Fund                                             June 9, 2003
    ING Tax Efficient Equity Fund                                       June 9, 2003

ING FUNDS TRUST
    ING Classic Money Market Fund                                      April 7, 2003
    ING GNMA Income Fund                                               April 7, 2003
    ING High Yield Bond Fund                                           April 7, 2003
    ING High Yield Opportunity Fund                                    April 7, 2003
    ING Intermediate Bond Fund                                         April 7, 2003
    ING Lexington Money Market Trust                                   April 7, 2003
    ING Money Market Fund                                              April 7, 2003
    ING National Tax-Exempt Bond Fund                                  April 7, 2003
    ING Strategic Bond Fund                                            April 7, 2003

ING GET FUND
ING GET Fund - Series V                                               March 13, 2003

ING INVESTMENT FUNDS, INC.
    ING MagnaCap Fund                                                   June 9, 2003

ING INVESTORS TRUST
    ING Alliance Mid Cap Growth Portfolio                              January 6, 2003
    ING Eagle Asset Value Equity Portfolio                             January 6, 2003
    ING UBS U.S. Balanced Portfolio                                    January 6, 2003
    ING FMR(SM) Diversified Mid Cap Portfolio                          January 6, 2003
    ING Goldman Sachs Internet Tollkeeper(SM) Portfolio                January 6, 2003
    ING Limited Maturity Bond Portfolio                                January 6, 2003
    ING Liquid Assets Portfolio                                        January 6, 2003
    ING Jennison Equity Opportunities Portfolio                        January 6, 2003
    ING Mercury Focus Value Portfolio                                  January 6, 2003
    ING Mercury Fundamental Growth Portfolio                           January 6, 2003
    ING Salomon Brothers All Cap Portfolio                             January 6, 2003
    ING Salomon Brothers Investors Portfolio                           January 6, 2003
    ING AIM Mid Cap Growth Portfolio                                   January 6, 2003
    Fund for Life Series                                               January 6, 2003
    ING MFS Mid Cap Growth Portfolio                                  January 13, 2003
    ING MFS Research Portfolio                                        January 13, 2003
    ING MFS Total Return Portfolio                                    January 13, 2003
    ING T. Rowe Price Capital Appreciation Portfolio                  January 13, 2003
    ING Developing World Portfolio                                    January 13, 2003
    ING Hard Assets Portfolio                                         January 13, 2003
    ING Capital Guardian Managed Global Portfolio                     January 13, 2003
    ING International Portfolio                                       January 13, 2003
    ING JPMorgan Fleming International Enhanced EAFE Portfolio        January 13, 2003
    ING Marsico Growth Portfolio                                      January 13, 2003
    ING Janus Growth and Income Portfolio                             January 13, 2003
    ING Janus Special Equity Portfolio                                January 13, 2003
    ING PIMCO Core Bond Portfolio                                     January 13, 2003
    ING Van Kampen Global Franchise Portfolio                         January 13, 2003
    ING T. Rowe Price Equity Income Portfolio                         January 13, 2003
    ING Capital Guardian Large Cap Value Portfolio                    January 13, 2003
    ING Capital Guardian Small Cap Portfolio                          January 13, 2003
    ING JPMorgan Fleming Small Cap Equity Portfolio                   January 13, 2003
    ING Van Kampen Real Estate Portfolio                              January 13, 2003
    ING Van Kampen Growth and Income Portfolio                        January 13, 2003

ING MAYFLOWER TRUST
    ING Growth + Value Fund                                             June 9, 2003

FUND                                                                   EFFECTIVE DATE
----                                                                   --------------
ING MUTUAL FUNDS
    ING Foreign Fund                                                    July 1, 2003

ING VARIABLE INSURANCE TRUST
    ING GET U.S. Core Portfolio - Series 1                              June 13, 2003

ING SERIES FUND, INC.
    Brokerage Cash Reserves                                             June 2, 2003
    ING Aeltus Money Market Fund                                        June 2, 2003
    ING Balanced Fund                                                   June 2, 2003
    ING Bond Fund                                                       June 2, 2003
    ING Classic Principal Protection Fund                               June 2, 2003
    ING Classic Principal Protection Fund II                            June 2, 2003
    ING Classic Principal Protection Fund III                           June 2, 2003
    ING Classic Principal Protection Fund IV                            June 2, 2003
    ING Government Fund                                                 June 2, 2003
    ING Growth Fund                                                     June 9, 2003
    ING Growth & Income Fund                                            June 9, 2003
    ING Index Plus LargeCap Fund                                        June 9, 2003
    ING Index Plus MidCap Fund                                          June 9, 2003
    ING Index Plus Protection Fund                                      June 2, 2003
    ING Index Plus SmallCap Fund                                        June 9, 2003
    ING Small Company Fund                                              June 9, 2003
    ING Strategic Allocation Balanced Fund                              June 2, 2003
    ING Strategic Allocation Growth Fund                                June 2, 2003
    ING Strategic Allocation Income Fund                                June 2, 2003
    ING Technology Fund                                                 June 2, 2003
    ING Value Opportunity Fund                                          June 9, 2003


---------------

* This Amended Exhibit A will be effective with respect to this Fund upon the effective date of the initial Registration Statement with respect to the Fund.